Exhibit 4.6

FORM OF OMNIBUS INSTRUMENT

WHEREAS, parties named herein desire to enter into certain Program Documents, each such document dated as of the date specified in this Omnibus Instrument, relating to the issuance by Protective Life Secured Trust 20[  ]-[  ] (the “Trust”) of Notes to investors under Protective Life Insurance Company’s (“Protective Life”) secured notes program;

WHEREAS, if the Pricing Supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with respect to the Notes to be issued by the Trust (as such Pricing Supplement may be amended, modified, supplemented or replaced from time to time, the “Pricing Supplement”), indicates that the Trust is a Delaware statutory trust, the Trust will be organized under and its activities will be governed by (i) the provisions of the Statutory Trust Agreement (set forth in Section A of this Omnibus Instrument), dated as of the date of the Pricing Supplement (the “Execution Date”), by and between the parties thereto indicated in Section I herein, and (ii) the certificate of trust of the Trust;

WHEREAS, if the Pricing Supplement indicates that the Trust is a common law trust, the Trust will be organized under and its activities will be governed by the provisions of the Common Law Trust Agreement (set forth in Section A of this Omnibus Instrument), dated as of the Execution Date, by and between the parties thereto indicated in Section I herein;

WHEREAS, the Trust will be administered pursuant to the provisions of the Administrative Services Agreement (set forth in Section B of this Omnibus Instrument), dated as of the Execution Date, by and between the parties thereto indicated in Section I herein;

WHEREAS, certain costs and expenses of the Trust and the service providers to the Trust will be paid pursuant to the Expense and Indemnity Agreement (set forth in Section C of this Omnibus Instrument), dated as of the Execution Date, by and between the parties thereto indicated in Section I herein;

WHEREAS, certain licensing arrangements between the Trust and Protective Life will be governed pursuant to the provisions of the License Agreement (set forth in Section D of this Omnibus Instrument), dated as of the Execution Date, by and between the parties thereto indicated in Section I herein;

WHEREAS, the Notes will be issued pursuant to the Indenture (set forth in Section E of this Omnibus Instrument), dated as of the Original Issue Date, by and between the parties thereto indicated in Section I herein;

WHEREAS, if the Trust is issuing InterNotes® to retail investors, then the sale of the Notes will be governed by the Selling Agent Agreement (set forth in Section F of this Omnibus Instrument), dated as of the Execution Date, by and between the parties thereto indicated in Section I herein;

WHEREAS, if the Trust is issuing secured medium-term notes to institutional investors, then the sale of the Notes will be governed by the Distribution Agreement (set forth in Section G of this Omnibus Instrument), dated as of the Execution Date, by and between the parties thereto indicated in Section I herein; and

WHEREAS, certain agreements relating to the Notes and the Funding Agreement are set forth in the Coordination Agreement (set forth in Section H of this Omnibus Instrument), dated as of the Original Issue Date, by and among the parties thereto indicated in Section I herein.

All capitalized terms used herein and not otherwise defined will have the meanings set forth in the Indenture.

SECTION A

Trust Agreement

Section A-1.          Delaware Statutory Trust

If the Pricing Supplement indicates that the Trust is a Delaware Statutory Trust, the following shall constitute the Trust Agreement.

STATUTORY TRUST AGREEMENT
by and among
AMACAR Pacific Corp., as Trust Beneficial Owner and Administrator
and
Wilmington Trust Company, as Delaware Trustee

THIS STATUTORY TRUST AGREEMENT, dated as of the Execution Date, by and among AMACAR Pacific Corp., a Delaware corporation (the “Trust Beneficial Owner” and “Administrator”) and Wilmington Trust Company, a Delaware banking corporation, as Delaware Trustee (the “Delaware Trustee”).

W I T N E S S E T H:

WHEREAS, the Trust Beneficial Owner and the Delaware Trustee desire to authorize the issuance of a Trust Beneficial Interest and a Series of Notes in connection with the entry into this Statutory Trust Agreement;

WHEREAS, all things necessary to make this Statutory Trust Agreement a valid and legally binding agreement of the Delaware Trustee, the Trust Beneficial Owner and the Administrator, enforceable in accordance with its terms, have been done;

WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture and the applicable Program Distribution Agreement) and the Trust Beneficial Interest, (ii) the use of the proceeds of the sale of the Notes and Trust Beneficial Interest to acquire the Funding Agreements, and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Statutory Trust Agreement; and

WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Statutory Trust Terms, dated November 7, 2003 (the “Standard Statutory Trust Terms”), filed as Exhibit 4.7 to Protective Life Insurance Company’s Registration

Statement on Form S-3 (Registration No. 333-100944) and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meaning set forth in the Standard Statutory Trust Terms (the Standard Statutory Trust Terms and this Statutory Trust Agreement, collectively, the “Trust Agreement”).

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

Section 1.01  Incorporation by Reference.  All terms, provisions and agreements of the Standard Statutory Trust Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein.  To the extent that the terms set forth in Article 2 of this Agreement are inconsistent with the terms of the Standard Statutory Trust Terms, the terms set forth in Article 2 herein shall apply.

Section 1.02  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this Statutory Trust Agreement is included as Section A-1.

ARTICLE 2

Section 2.01  Name.  The Trust created and governed by this Trust Agreement shall be the trust specified in the Omnibus Instrument, as such name may be modified from time to time by the Delaware Trustee following written notice to the Trust Beneficial Owner.

Section 2.02  Initial Capital Contribution and Ownership.  The Trust Beneficial Owner has paid to, or to an account at the direction of, the Delaware Trustee, on the date hereof, the sum of $15 (or, if the Trust issues Notes at a discount, the product of $15 and the issue price (expressed as a percentage of the original principal amount of the Notes)).  The Delaware Trustee hereby acknowledges receipt in trust from the Trust Beneficial Owner, as of the date hereof, of the foregoing contribution, which shall be used along with the proceeds from the sale of the Series of Notes to purchase one or more Funding Agreements.  Upon the creation of the Trust and the registration of the Trust Beneficial Interest in the Securities Register by the Registrar in the name of the Trust Beneficial Owner, the Trust Beneficial Owner shall be the sole beneficial owner of the Trust.

Section 2.03  Acknowledgment.  The Delaware Trustee, on behalf of the Trust, expressly acknowledges its duties and obligations set forth in Section 2.07 of the Standard Statutory Trust Terms incorporated herein.

Section 2.04  Additional Terms.  Notwithstanding any provision of the Standard Statutory Trust Terms to the contrary, “Pricing Supplement” means the Pricing Supplement as defined in the recitals of the Omnibus Instrument.

Section 2.05  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this Trust Agreement will enter into this Trust Agreement by executing the Omnibus Instrument.

By executing the Omnibus Instrument, the Delaware Trustee, the Trust Beneficial Owner and the Administrator hereby agree that this Trust Agreement will constitute a legal, valid and binding agreement between the Delaware Trustee, the Trust Beneficial Owner and the Administrator as of the Execution Date.

All terms relating to the Trust or the Notes not otherwise included in this Trust Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

Section 2.06  Counterparts.  This Trust Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

Section A-2.          Delaware Common Law Trust

If the Pricing Supplement indicates that the Trust is a Delaware Common Law Trust, the following shall constitute the Trust Agreement.

COMMON LAW TRUST AGREEMENT
by and among
AMACAR Pacific Corp., as Trust Beneficial Owner and Administrator
and
Wilmington Trust Company, as Trustee

THIS COMMON LAW TRUST AGREEMENT, dated as of the Execution Date, by and among AMACAR Pacific Corp., a Delaware corporation (the “Trust Beneficial Owner” and “Administrator”) and Wilmington Trust Company, a Delaware banking corporation, as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Trust Beneficial Owner and the Trustee desire to authorize the issuance of a Trust Beneficial Interest and a Series of Notes in connection with the entry into this Common Law Trust Agreement;

WHEREAS, all things necessary to make this Common Law Trust Agreement a valid and legally binding agreement of the Trustee, the Trust Beneficial Owner and the Administrator, enforceable in accordance with its terms, have been done;

WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture and the applicable Program Distribution Agreement) and the Trust Beneficial Interest, (ii) the use of the proceeds of the sale of the Notes and Trust Beneficial Interest to acquire the Funding Agreements, and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Common Law Trust Agreement; and

WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Common Law Trust Terms, dated November 7, 2003 (the “Standard Common Law Trust Terms”), filed as Exhibit 4.9 to Protective Life Insurance Company’s Registration Statement on Form S-3 (Registration No. 333-100944) and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meaning set forth in the Standard Common Law Trust Terms (the Standard Common Law Trust Terms and this Common Law Trust Agreement, collectively, the “Trust Agreement”).

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

Section 1.01  Incorporation by Reference.  All terms, provisions and agreements of the Standard Common Law Trust Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein.  To the extent that the terms set forth in Article 2 of this Agreement are inconsistent with the terms of the Standard Common Law Trust Terms Trust Agreement, the terms set forth in Article 2 herein shall apply.

Section 1.02  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this Statutory Trust Agreement is included as Section A-2.

ARTICLE 2

Section 2.01  Name.  The Trust created and governed by this Trust Agreement shall be the trust specified in the Omnibus Instrument, as such name may be modified from time to time by the Trustee following written notice to the Trust Beneficial Owner.

Section 2.02  Initial Capital Contribution and Ownership.  The Trust Beneficial Owner has paid to, or to an account at the direction of, the Trustee, on the date hereof, the sum of $15 (or, if the Trust issues Notes at a discount, the product of $15 and the issue price (expressed as a percentage of the original principal amount of the Notes)).  The Trustee hereby acknowledges receipt in trust from the Trust Beneficial Owner, as of the date hereof, of the foregoing contribution, which shall be used along with the proceeds from the sale of the Series of Notes to purchase one or more Funding Agreements.  Upon the creation of the Trust and the registration of the Trust Beneficial Interest in the Securities Register by the Registrar in the name of the Trust Beneficial Owner, the Trust Beneficial Owner shall be the sole beneficial owner of the Trust.

Section 2.03  Acknowledgment.  The Trustee, on behalf of the Trust, expressly acknowledges its duties and obligations set forth in Section 2.07 of the Standard Common Law Trust Terms incorporated herein.

Section 2.04  Additional Terms.  Notwithstanding any provision of the Standard Common Law Trust Terms to the contrary, “Pricing Supplement” means the Pricing Supplement as defined in the recitals of the Omnibus Instrument.

Section 2.05  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this Trust Agreement will enter into this Trust Agreement by executing the Omnibus Instrument.

By executing the Omnibus Instrument, the Trustee, the Trust Beneficial Owner and the Administrator hereby agree that this Trust Agreement will constitute a legal, valid and binding agreement between the Trustee, the Trust Beneficial Owner and the Administrator as of the Execution Date.

All terms relating to the Trust or the Series of Notes  not otherwise included in this Trust Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

Section 2.06  Counterparts.  This Trust Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

SECTION B

Administrative Services Agreement

ADMINISTRATIVE SERVICES AGREEMENT
by and among
The Protective Life Secured Trust
specified in the Omnibus Instrument
and
AMACAR Pacific Corp.,
 as Administrator

THIS ADMINISTRATIVE SERVICES AGREEMENT, dated as of the Execution Date, by and among the Protective Life Secured Trust specified in the Omnibus Instrument (the “Trust”) and AMACAR Pacific Corp., a Delaware corporation (the “Administrator”).

W I T N E S S E T H:

WHEREAS, the Trust has requested that the Administrator provide advice and assistance to the Trust and perform various services for the Trust;

WHEREAS, the Trust desires to avail itself of the experience, advice and assistance of the Administrator and to have the Administrator perform various financial, statistical, accounting and other services for the Trust, and the Administrator is willing to furnish such services on the terms and conditions herein set forth; and

WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Administrative Services Terms, dated November 7, 2003 (the “Standard Administrative Services Terms”), filed as Exhibit 4.12 to Protective Life Insurance Company’s Registration Statement on Form S-3 (Registration No. 333-100944) and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meaning set forth in the Standard Administrative Services Terms (the Standard Administrative Services Terms and this Administrative Services Agreement, collectively, the “Administrative Services Agreement”).

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

Section 1.01  Incorporation by Reference.  All terms, provisions and agreements of the Standard Administrative Services Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein.  To the extent that the terms set forth in Article 2 of this Agreement are inconsistent with the terms of the Standard Administrative Services Terms, the terms set forth in Article 2 herein shall apply.

Section 1.02  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this Administrative Services Agreement is included as Section B.

ARTICLE 2

Section 2.01  Additional Terms.  Notwithstanding any provision of the Standard Administrative Services Terms to the contrary, “Pricing Supplement” means the Pricing Supplement as defined in the recitals of the Omnibus Instrument.

Section 2.02  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this Administrative Services Agreement will enter into this Administrative Services Agreement by executing the Omnibus Instrument.

By executing the Omnibus Instrument, Wilmington on behalf of the Trust and the Administrator hereby agree that this Administrative Services Agreement will constitute a legal, valid and binding agreement between the Trust and the Administrator as of the Execution Date.

All terms relating to the Trust or the Notes not otherwise included in this Administrative Services Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

Section 2.03  Counterparts.  This Administrative Services Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

Section 2.04  Third Party Beneficiary.  The parties hereto acknowledge that Wilmington shall be an express third party beneficiary to this Administrative Services Agreement, entitled in its own name and on its own behalf to enforce the provisions hereof against the Trust and the Administrator with respect to obligations owed to Wilmington by either the Trust or the Administrator; provided, however, that such right shall be valid only for so long as Wilmington has any outstanding obligations or potential obligations under the Trust Agreement.

SECTION C

Expense and Indemnity Agreement

EXPENSE AND INDEMNITY AGREEMENT

This Expense and Indemnity Agreement, dated as of the Execution Date, is entered into by and among Protective Life, the Trust, Wilmington Trust Company, The Bank of New York, as indenture trustee, and AMACAR Pacific Corp., as Administrator.

WHEREAS, in consideration of the Service Providers (as defined in the Standard Expense and Indemnity Agreement Terms, dated November 7, 2003 (the “Standard Expense and Indemnity Agreement Terms”), filed as Exhibit 10.1 to Protective Life Insurance Company’s Registration Statement on Form S-3 (Registration No. 333-100944)) providing services to the Trust in connection with the Program and pursuant to the Program Documents under which the Service Providers will have certain duties and obligations, Protective Life hereby agrees to the following compensation arrangements and terms of indemnity; and

WHEREAS, the parties hereto desire to incorporate by reference the Standard Expense and Indemnity Agreement Terms and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meaning set forth in the Standard Expense and Indemnity Agreement Terms (the Standard Expense and Indemnity Agreement Terms and this Expense and Indemnity Agreement, collectively, the “Expense and Indemnity Agreement”).

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

Section 1.01  Incorporation by Reference.  All terms, provisions and agreements of the Standard Expense and Indemnity Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein.  To the extent that the terms set forth in Article 2 of this Agreement are inconsistent with the terms of the Standard Expense and Indemnity Terms, the terms set forth in Article 2 herein shall apply.

Section 1.02  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this Expense and Indemnity Agreement is included as Section C.

ARTICLE 2

Section 2.01  Additional Terms.  Notwithstanding any provision of the Standard Expense and Indemnity Agreement Terms to the contrary, “Pricing Supplement” means the Pricing Supplement as defined in the recitals of the Omnibus Instrument.

Section 2.02  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this Expense and Indemnity Agreement will enter into this Expense and Indemnity Agreement by executing the Omnibus Instrument.

By executing the Omnibus Instrument, each party hereto agrees that this Expense and Indemnity Agreement will constitute a legal, valid and binding agreement by and among such parties as of the Execution Date.

All terms relating to the Trust or the Notes not otherwise included in this Expense and Indemnity Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

Section 2.03  Counterparts.  This Expense and Indemnity Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

SECTION D

License Agreement

LICENSE AGREEMENT

This LICENSE AGREEMENT, dated as of the Execution Date, is entered into between Protective Life Corporation (the “Licensor”), a Delaware corporation with its principal place of business at 2801 Highway 280 South, Birmingham, Alabama 35223, and the Protective Life Secured Trust specified in the Omnibus Instrument (the “Licensee”).

W I T N E S S E T H:

WHEREAS, Licensor is the owner of certain trademarks and service marks and registrations and pending applications therefore, and may acquire additional trademarks and service marks in the future, all as defined below;

WHEREAS, Licensee desires to use certain of Licensor’s trademarks and service marks in connection with Licensee’s activities, as described more fully below;

WHEREAS, Licensor and Licensee wish to formalize the agreement between them regarding Licensee’s use of Licensor’s marks; and

WHEREAS, the parties hereto desire to incorporate by reference those certain Standard License Agreement Terms, dated November 7, 2003 (the “Standard License Agreement Terms”), filed as Exhibit 99.1 to Protective Life Insurance Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 3, 2004 and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meaning set forth in the Standard License Agreement Terms (the Standard License Agreement Terms and this License Agreement, collectively, the “License Agreement”).

NOW THEREFORE, in consideration of the mutual promises set forth in this License Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

Section 1.01  Incorporation by Reference.  All terms, provisions and agreements set forth in the Standard License Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein.  To the extent that the terms set forth in Article 2 of this Agreement are inconsistent with the terms of the Standard License Agreement Terms, the terms set forth in Article 2 herein shall apply.

Section 1.02  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this License Agreement is included as Section D.

ARTICLE 2

Section 2.01  Additional Terms.  None

Section 2.02  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this License Agreement will enter into this License Agreement by executing the Omnibus Instrument.

By executing the Omnibus Instrument, Licensor and the Licensee hereby agree that this License Agreement will constitute a legal, valid and binding agreement between Licensor and the Licensee as of the Execution Date.

All terms relating to the Trust or the Notes not otherwise included in this License Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

Section 2.03  Counterparts.  This License Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

SECTION E

Indenture

INDENTURE

This INDENTURE (the “Indenture”) is entered into as of the Original Issue Date specified in the Pricing Supplement, by and between the Protective Life Secured Trust specified in the Omnibus Instrument (the “Trust”), and The Bank of New York, as indenture trustee (the “Indenture Trustee”).

The Bank of New York in its capacity as Indenture Trustee, hereby accepts its role as Registrar, Paying Agent, Transfer Agent and Calculation Agent hereunder.

References herein to “Indenture Trustee,” “Registrar,” “Transfer Agent,” “Paying Agent” or “Calculation Agent” shall include the permitted successors and assigns of any such entity from time to time.

W I T N E S S E T H:

WHEREAS, the Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of secured Notes; and

WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Trust and the other parties to this Indenture, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the Notes, when executed by the Trust and authenticated and delivered pursuant hereto, valid and legally binding obligations of the Trust as hereinafter provided; and

WHEREAS, the parties hereto desire to incorporate by reference those certain Amended and Restated Standard Indenture Terms dated as of June 10, 2004 (the “Amended and Restated Standard Indenture Terms”), filed as Exhibit 4.1 to Protective Life Insurance Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 10, 2004 and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meaning set forth in the Amended and Restated Standard Indenture Terms (the Amended and Restated Standard Indenture Terms and this Indenture, collectively, the “Indenture”);

NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed by the parties hereto as follows:

ARTICLE 1

Section 1.01  Incorporation by Reference.  All terms, provisions and agreements set forth in the Amended and Restated Standard Indenture Terms (except to the extent expressly modified hereby) are hereby incorporated herein by reference (as if fully set forth herein).  Should any portion of the Amended and Restated Standard Indenture Terms conflict with the terms of this Indenture, the terms of this Indenture shall prevail.  References herein to Articles, Sections or Exhibits shall refer respectively to the articles, sections or exhibits of the Amended and Restated Standard Indenture Terms, unless otherwise expressly provided.

Section 1.02  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this Indenture is included as Section E.

ARTICLE 2

Section 2.01  Agreement to be Bound.  Each of the Trust, the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent and the Calculation Agent hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the below referenced Notes.

Section 2.02  Designation of the Trust and the Notes.  The Trust created by the Trust Agreement and, if such Trust is a statutory trust, the certificate of trust of the Trust, and referred to in this Indenture is the Protective Life Secured Trust specified in the Omnibus Instrument.  The Notes issued by the Trust and governed by this Indenture shall be the Notes specified in the Pricing Supplement.

Section 2.03  Additional Terms.  None.

Section 2.04  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this Indenture will enter into this Indenture by executing the Omnibus Instrument and the date of this Indenture will be the day and year specified therein.

By executing the signature page thereto, the Indenture Trustee and the Trust hereby agree that this Indenture will constitute a legal, valid and binding agreement between the Indenture Trustee and the Trust as of the Original Issue Date.

All terms relating to the Trust or the Notes not otherwise included in this Indenture will be as specified in the Omnibus Instrument or the Pricing Supplement, as indicated herein.

Section 2.05  Counterparts.  This Indenture, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

SECTION F

Selling Agent Agreement

SELLING AGENT AGREEMENT
by and among
The Protective Life Secured Trust
specified in the Omnibus Instrument
and
Protective Life Insurance Company
and
The Agents specified in the Pricing Supplement

This Selling Agent Agreement, dated as of the Execution Date, is entered into by and among each Agent specified in the Pricing Supplement,  Protective Life Insurance Company, a Tennessee stock life insurance company (the “Company”) and the Protective Life Secured Trust specified in the Omnibus Instrument.

WHEREAS, the Protective Life Secured Trust specified in the Omnibus Instrument desires to issue and sell the Notes specified in the Pricing Supplement to the Purchasing Agent.

ARTICLE 1

Section 1.01  Incorporation by Reference.  All terms, provisions and agreements set forth in the Standard Selling Agent Agreement Terms, dated as of November 7, 2003 (the “Standard Selling Agent Agreement Terms”), filed as Exhibit 1.1 to Protective Life Insurance Company’s Registration Statement on Form S-3 (Registration No. 333-100944) (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein and all capitalized terms not otherwise defined herein (including recitals hereof) shall have the meanings set forth in the Standard Selling Agent Agreement Terms (the Standard Selling Agent Agreement Terms and this Selling Agent Agreement, collectively, the “Selling Agent Agreement”).  To the extent that the terms set forth in Article 2 of this Agreement are inconsistent with the terms of the Standard Selling Agent Agreement Terms, the terms set forth in Article 2 herein shall apply.

Section 1.02  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this Selling Agent Agreement is included as Section F.

ARTICLE 2

Section 2.01   Purchase of Notes.  The Purchasing Agent agrees to purchase the Notes having the terms and in the amounts specified in the Pricing Supplement.

ARTICLE 3

Section 3.01  Additional Terms.  (a)  Notwithstanding Section III(a)(i) of the Standard Selling Agent Agreement Terms, the parties to this Selling Agent Agreement agree that the Company and the Trust shall file the Pricing Supplement pursuant to the appropriate subsection under Rule 424(b) under the 1933 Act.

(b)  The parties to this Selling Agent Agreement agree that if, at any time after the Settlement Date when the Prospectus is required by the 1933 Act to be delivered in connection with offers or sales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents, counsel for the Company or counsel for the Trust, to amend or supplement the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of any such counsel, to amend or supplement the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, as applicable, the Company shall give prompt notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes and to cease sales of any Notes by the Purchasing Agent, and the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request.

(c)  Notwithstanding Section II(c) of the Standard Selling Agent Agreement Terms, the parties to this Selling Agent Agreement agree that the officer’s certificate to be delivered pursuant to such Section II(c) need only be executed by one officer of the Company who is at least a Senior Vice President of the Company.

Section 3.02  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this Selling Agent Agreement will enter into this Selling Agent Agreement by executing the Omnibus Instrument.

By executing the Omnibus Instrument, each party hereto agrees that this Selling Agent Agreement will constitute a legal, valid and binding agreement by and among the Trust, Protective Life Insurance Company and the Agents specified in the Pricing Supplement as of the Execution Date.

All terms relating to the Trust or the Notes not otherwise included in this Selling Agent Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

Section 3.03  Counterparts.  This Selling Agent Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

SECTION G

Distribution Agreement

DISTRIBUTION AGREEMENT
by and among
The Protective Life Secured Trust
specified in the Omnibus Instrument
and
Protective Life Insurance Company
and
The Dealers specified in the Pricing Supplement

This Distribution Agreement, dated as of the Execution Date, is entered into by and among each dealer specified in the Pricing Supplement (each, a “Dealer”), Protective Life Insurance Company, a Tennessee stock life insurance company (the “Company”) and the Protective Life Secured Trust specified in the Omnibus Instrument.

WHEREAS, the Trust has entered into the Indenture (the “Indenture”), dated as of the date specified in the Omnibus Instrument, by and between the Trust and The Bank of New York, as indenture trustee (the “Indenture Trustee”) to provide for the issuance by the Trust of the secured medium-term notes specified in the Pricing Supplement (the “Notes”); and

WHEREAS, all things necessary to make this Distribution Agreement a valid and legally binding agreement of the Trust and the other parties to this Distribution Agreement, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the Notes, when executed by the Trust and authenticated and delivered pursuant hereto and the Indenture, valid and legally binding obligations of the Trust as hereinafter provided; and

WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Distribution Agreement Terms, dated as of November 7, 2003 (the “Standard Distribution Agreement Terms”), filed as Exhibit 1.3 to Protective Life Insurance Company’s Registration Statement on Form S-3 (Registration No. 333-100944) and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meaning set forth in the Standard Distribution Agreement Terms (the Standard Distribution Agreement Terms and this Distribution Agreement, collectively, the “Distribution Agreement”).

NOW, THEREFORE, for and in consideration of the premises and the issuance of the Notes by the Trust, it is mutually agreed by the parties hereto as follows:

ARTICLE 1

Section 1.01  Agreement to be Bound.  The Trust and each Dealer hereby agrees to be bound by all of the terms, provisions and agreements set forth herein, with respect to all matters contemplated herein, including, without limitation, those relating to the issuance of the below-referenced Notes.

Section 1.02  Incorporation by Reference.  All terms, provisions and agreements set forth in the Standard Distribution Agreement Terms (except to the extent expressly modified hereby) are hereby incorporated herein by reference (as if fully set forth herein).  Should any portion of the Standard Distribution Agreement Terms conflict with the terms of this Distribution Agreement, the terms of this Distribution Agreement shall prevail.  References herein to Sections or Exhibits shall refer respectively to the sections or exhibits of the Standard Distribution Agreement Terms, unless otherwise expressly provided.

Section 1.03  Designation of the Trust and the Notes.  The Trust created by the Trust Agreement and, if such Trust is a Delaware statutory trust, the certificate of trust of the Trust, and referred to in this Distribution Agreement is the Protective Life Secured Trust specified in the Omnibus Instrument.  The term Trust refers to the Protective Life Secured Trust specified in this Omnibus Instrument.  The Series of Notes issued by the Trust pursuant to the Distribution Agreement shall be the Series of notes specified in the Pricing Supplement.  The term Notes refers to the notes of this Series of Notes.

Section 1.04  Additional Terms.  Notwithstanding Section 3(a)(i) of the Standard Distribution Agreement Terms, the parties to this Distribution Agreement agree that the Company and the Trust shall file the Pricing Supplement pursuant to the appropriate subsection under Rule 424(b) under the 1933 Act.

The parties to this Distribution Agreement agree that if, at any time after the Settlement Date when the Prospectus is required by the 1933 Act to be delivered in connection with offers or sales of the Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Dealer(s), counsel for the Company or counsel for the Trust, to amend or supplement the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of any such counsel, to amend or supplement the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, as applicable, the Company shall give prompt notice, confirmed in writing, to the Dealer(s) to cease the solicitation of offers for the purchase of Notes in their capacity as agent, if applicable, and to cease sales of any Notes they may then own as principal, and the Company will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Dealer(s), without charge, such number of copies of such amendment or supplement as the Dealer(s) may reasonably request.

Section 1.05  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this Distribution Agreement is included as Section G.

ARTICLE 2

Section 2.01  Purchase/Solicitation of Purchases of Notes.

(a)           If specified in the Pricing Supplement, the Notes are being purchased by the Dealer(s) as principal.

If the Notes are to be purchased by the Dealer(s) as principal, the Dealer(s) specified in the Pricing Supplement [severally] agree to purchase the Notes having the terms and in the amounts specified in the Pricing Supplement.

(b)           If specified in the Pricing Supplement, the Dealer(s) will be acting as agent.

If the Dealer(s) are to solicit the purchase of the Notes acting as agents, the Dealer(s) will solicit the purchase of Notes pursuant to Section 1(d) of the Distribution Agreement.

Section 2.02  Funding Agreement.  On the Original Issue Date set forth above, the Company will issue to the Trust the Funding Agreement(s) identified by number in the Pricing Supplement.

Section 2.03  Dealer Notice Information.  As specified in Schedule 1 to the Omnibus Instrument.

ARTICLE 3

Section 3.01  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this Distribution Agreement will enter into this Distribution Agreement by executing the Omnibus Instrument.

By executing the Omnibus Instrument, each party hereto agrees that this Distribution Agreement will constitute a legal, valid and binding agreement by and among the Trust, Protective Life Insurance Company and the Dealers specified in the Pricing Supplement as of the Execution Date.

All terms relating to the Trust or the Notes not otherwise included in this Distribution Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

Section 3.02  Counterparts.  This Distribution Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

SECTION H

COORDINATION AGREEMENT

This Coordination Agreement, dated as of the Original Issue Date, is entered into by and among Protective Life, the Trust and the Indenture Trustee.

W I T N E S S E T H:

WHEREAS, the Trust will enter into the Funding Agreement with Protective Life dated as of the Original Issue Date;

WHEREAS, the Dealer(s) have agreed to sell the Notes in accordance with the Registration Statement; and

WHEREAS, the Trust intends to issue the Notes in accordance with the Indenture and to transfer the Funding Agreement to the Indenture Trustee in accordance with the Indenture to secure payment of the Notes;

NOW, THEREFORE, to give effect to the agreements and arrangements established under the Distribution Agreement or Selling Agent Agreement, as applicable, the Trust Agreement, the Indenture, and the Notes, and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

Section 1.01           Delivery of the Funding Agreement.  The Trust hereby authorizes the Indenture Trustee to receive the Funding Agreement from Protective Life pursuant to the Assignment of the Funding Agreement, to be entered into on the Original Issue Date, as specified in the Pricing Supplement and included in the closing instrument dated as of the Original Issue Date set forth in the Pricing Supplement (the “Closing Instrument”).

Section 1.02           Issuance and Purchase of the Notes.

(a)           Delivery of the Funding Agreement to the Indenture Trustee pursuant to the Assignment of the Funding Agreement shall be confirmation of payment by the Trust for the Funding Agreement.

(b)           The Trust hereby directs the Indenture Trustee, upon receipt of the Funding Agreement pursuant to the Assignment of the Funding Agreement, (i) to authenticate the certificates representing the Notes (the “Notes Certificates”) in accordance with the Indenture and (ii) to (A) deliver each relevant Notes Certificate to the clearing system or systems identified in each such Notes Certificate, or to the nominee of such clearing system, for credit to such accounts as the Dealer(s) may direct, or (B) deliver each relevant Notes Certificate to the purchasers thereof as identified by the Dealer(s).

Section 1.03  Definitions.  “Omnibus Instrument” means the Omnibus Instrument in which this Coordination Agreement is included as Section H.

ARTICLE 2

Section 2.01           Directions Regarding Periodic Payments.  As registered owner of the Funding Agreement as collateral securing payments on the Notes, the Indenture Trustee will receive payments on the Funding Agreement on behalf of the Trust.  The Trust hereby directs the Indenture Trustee to use such funds to make payments on behalf of the Trust pursuant to the Trust Agreement and the Indenture.

Section 2.02           Maturity of the Funding Agreement.  Upon the maturity of the Funding Agreement and the return of funds thereunder, the Trust hereby directs the Indenture Trustee to set aside from such funds an amount sufficient for the repayment of the outstanding principal on the Notes when due.

ARTICLE 3

Section 3.01           No Additional Liability.  Nothing in this agreement shall impose any liability or obligation on the part of any party to this agreement to make any payment or disbursement in addition to any liability or obligation such party has under the Program Documents, except to the extent that a party has actually received funds which it is obligated to disburse pursuant to this agreement.

Section 3.02           No Conflict.  This agreement is intended to be in furtherance of the agreements reflected in the documents related to the Program Documents, and not in conflict.  To the extent that a provision of this agreement conflicts with the provisions of one or more Program Documents, the provisions of such documents shall govern.

Section 3.03           Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

Section 3.04           Severability.  If any provision in this agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of this agreement and shall in no way affect the validity or enforceability of such other provisions of this agreement.

Section 3.05           Counterparts.  This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

Section 3.06           Notices.  All demands, notices and communications under this agreement shall be in writing and shall be deemed to have been duly given upon receipt at the addresses set forth below:

if to the Trust, Indenture Trustee or Protective Life, as specified in the Expense and Indemnity Agreement or at such other address as shall be designated by any such party in a written notice to the other parties.

ARTICLE 4

Section 4.01  Omnibus Instrument; Execution and Incorporation of Terms.  The parties to this Coordination Agreement will enter into this Coordination Agreement by executing the Omnibus Instrument.

By executing the Omnibus Instrument, each party hereto agrees that this Coordination Agreement will constitute a legal, valid and binding agreement by and among the Trust, Protective Life Insurance Company and the Indenture Trustee as of the Original Issue Date.

All terms relating to the Trust or the Notes not otherwise included in this Coordination Agreement will be as specified in the Omnibus Instrument or Pricing Supplement as indicated herein.

SECTION I

Miscellaneous and Execution Pages

Notwithstanding any other provisions of this Omnibus Instrument, no amendment to this Omnibus Instrument may be made if such amendment would cause the Trust not to be treated as a grantor trust for U.S. federal income tax purposes.

This Omnibus Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Facsimile signatures shall be deemed original signatures.

It is expressly understood and agreed by the parties hereto that (a) this Omnibus Instrument is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Omnibus Instrument or any other related documents.

Each signatory, by its execution hereof, does hereby become a party to each of the agreements identified for such party as of the date specified in such agreements.

IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument, dated as of the Execution Date.

PROTECTIVE LIFE CORPORATION (in executing below agrees and becomes a party to the License Agreement set forth in Section D herein).

By:
Name:
Title:

Protective Life Secured Trust 20[   ]-[   ]
Omnibus Instrument

Execution Page 1 of 7

PROTECTIVE LIFE INSURANCE
COMPANY (in executing below agrees and
becomes a party to (i) the Expense and
Indemnity Agreement set forth in Section C
herein, (ii) if the Trust is issuing InterNotes®
to retail investors, the Selling Agent
Agreement set forth in Section F herein, (iii) if
the Trust is issuing secured medium-term
notes to institutional investors, the
Distribution Agreement set forth in Section G
herein and (iv) the Coordination Agreement
set forth in Section H herein).

By:
Name:
Title:

Protective Life Secured Trust 20[   ]-[   ]
Omnibus Instrument

Execution Page 2 of 7

PROTECTIVE LIFE SECURED TRUST
specified in the Omnibus Instrument (in
executing below agreement and becomes a
party to (i) the Administrative Services
Agreement set forth in Section B herein,
(ii) the Expense and Indemnity Agreement set
forth in Section C herein, (iii) the License
Agreement set forth in Section D herein,
(iv) the Indenture set forth in Section E herein
(v) if the Trust is issuing InterNotes® to retail
investors, the Selling Agent Agreement set
forth in Section F herein, (vi) if the Trust is
issuing secured medium-term notes to
institutional investors, the Distribution
Agreement set forth in Section G herein and
(vii) the Coordination Agreement set forth in
Section H herein).

By: Wilmington Trust Company, solely in its capacity as trustee of the Trust

By:
Name:
Title:

Protective Life Secured Trust 20[   ]-[   ]
Omnibus Instrument

Execution Page 3 of 7

WILMINGTON TRUST COMPANY (in
executing below agrees and becomes a party
to (i) (a) if the Trust is a Delaware statutory
trust, the Statutory Trust Agreement set forth
in Section A-1 herein as Delaware Trustee or
(b) if the Trust is a Delaware common law
trust, the Common Law Trust Agreement set
forth in Section A-2 herein as trustee and
(ii) the Expense and Indemnity Agreement set
forth in Section C herein).

By:
Name:
Title:

Protective Life Secured Trust 20[   ]-[   ]
Omnibus Instrument

Execution Page 4 of 7

AMACAR PACIFIC CORP. (in executing
below agrees and becomes a party to (i) the
Statutory Trust Agreement or Common Law
Trust Agreement set forth in Sections A-1 and
A-2, respectively, as the case may be, as Trust
Beneficial Owner and Administrator, (ii) the
Administrative Services Agreement, set forth
in Section B herein as Administrator and (iii)
the Expense and Indemnity Agreement as set
forth in Section C herein).

By:
Name:
Title:

Protective Life Secured Trust 20[   ]-[   ]
Omnibus Instrument

Execution Page 5 of 7

THE BANK OF NEW YORK (in executing
below agrees and becomes a party to (i) the
Indenture set forth in Section E herein, not in
its individual capacity but solely in its
capacity as Indenture Trustee, Registrar,
Transfer Agent, Paying Agent and Calculation
Agent, (ii)  the Expense and Indemnity
Agreement set forth in Section C herein, not in
its individual capacity but solely in its
capacity as Indenture Trustee and (iii) the
Coordination Agreement set forth in Section
H herein, not in its individual capacity but
solely in its capacity as Indenture Trustee).

By:
Name:
Title:

Protective Life Secured Trust 20[   ]-[   ]
Omnibus Instrument

Execution Page 6 of 7

LEHMAN BROTHERS INC.[1] (in executing below agrees and becomes a party to the Distribution Agreement set forth in Section G herein).

By:
Name:
Title:

INCAPITAL LLC (in executing below agrees and becomes a party to the Selling Agent Agreement set forth in Section F herein on behalf of itself and each of the agents named in the Pricing Supplement).

By:
Name:
Title:

1               Insert name of the relevant Dealer(s) if other than, or in addition to, Lehman Brothers Inc.

Protective Life Secured Trust 20[   ]-[   ]
Omnibus Instrument

Execution Page 7 of 7

SCHEDULE 1

[Insert the following text if the Trust is issuing InterNotes® to retail investors.

Selling Agent Agreement Specifications

In connection with Section VI(a)(viii) of the Selling Agent Agreement, the Program under which the Notes are issued, as well as the Notes, have been assigned the ratings issued by Moody’s and S&P set forth in the Pricing Supplement.  In connection with Section VI(b)(xiv) of the Selling Agent Agreement, the Company has been assigned the financial strength rating by Moody’s and S&P as set forth in the Pricing Supplement.

In connection with Section X of the Selling Agent Agreement, the notice information for the Agents is as follows:

[c/o Incapital LLC
One North LaSalle Street, Suite 3500
Chicago, Illinois 60602]]

[Insert the following text if the Trust is issuing secured medium-term notes to institutional investors.

Distribution Agreement Specifications

In connection with Section 2(a)(viii) of the Distribution Agreement, the Program under which the Notes are issued, as well as the Notes, have been assigned the ratings issued by Moody’s and by S&P set forth in the Pricing Supplement.  In connection with Section 2(b)(xiv) of the Distribution Agreement, the Company has been assigned the financial strength rating by Moody’s and S&P set forth in the Pricing Supplement.

In connection with Article 2 of the Distribution Agreement, the notice information for the Dealer(s) is as follows:

[Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019
Attn: Medium Term Note Desk
Telecopy No.:  212 526 0943]]

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